UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 1, 2009
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 757-8101
NOT APPLICABLE
(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD.
     During the first week of December, representatives of Apartment Investment and Management Company (“Aimco”) including Terry Considine, Chairman and Chief Executive Officer, and Ernest M. Freedman, Executive Vice President and Chief Financial Officer, will meet with investors and analysts and will also participate in the Goldman Sachs Commercial Real Estate Symposium being held on December 4, 2009, in New York, NY. During those meetings, Aimco representatives will distribute the attached presentation. The presentation is furnished herewith as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits.
     (d) The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Apartment Investment and Management Company Presentation – December 2009

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: December 1, 2009

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ Ernest M. Freedman
Ernest M. Freedman
Executive Vice President and Chief Financial Officer